UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 7, 2006

Date of Report (Date of earliest event reported)

Baldor Electric Company

Exact name of registrant as specified in its charter

Missouri	01-07284	43-0168840
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No

5711 R. S. Boreham, Jr., St Fort Smith, Arkansas	72901
Address of principal executive offices	Zip Code

479-646-4711

Registrant’s telephone number, including area code

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 7, 2006, the Board of Directors of Baldor Electric Company appointed Jean A. Mauldin as a director of the Company, filling the unexpired term of R. S. Boreham, Jr. Ms. Mauldin’s term will expire in 2007. Ms. Mauldin, 48, is currently the CFO of Merial Limited, a world-leading animal health company headquartered in Duluth, Georgia. Prior to joining Merial Limited in June 2002, Ms. Mauldin served as President of Phelps Dodge Wire and Cable, a division of Phelps Dodge Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date August 11, 2006	/s/ Ronald E. Tucker
Ronald E. Tucker
President, Chief Financial Officer and Secretary
(Principal Financial Officer)